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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 29, 1998
                                                        -----------------

                            Centennial Cellular Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     0-19603
                          ----------------------------
                            (Commission File Number)

             Delaware                                 06-1242753
---------------------------------                ----------------------
    (State other jurisdiction                      (I.R.S. Employer
of incorporation or organization)                Identification Number)

        50 Locust Avenue
     New Canaan, Connecticut                             06840
---------------------------------                ----------------------
      (Address of principal                            (Zip Code)
       executive offices)
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       Registrant's telephone number, including area code (203) 972-2000
                                                          --------------


________________________________________________________________________________
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     Reference is made to the Amendment, dated as of November 29, 1998, to the Agreement and Plan of Merger, dated as of July 2, 1998, by and between Centennial Cellular Corp. (the "Company") and CCW Acquisition Corp., a Delaware corporation organized at the direction of Welsh, Carson, Anderson & Stowe VIII, L.P., and the Press Release of the Company, issued on November 30, 1998, which are attached hereto as Exhibit 2.1 and Exhibit 99.1, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits

     The following Exhibits are filed as part of this Current Report on Form
8-K:

     2.1 - Amendment, dated as of November 29, 1998, to the Agreement and Plan of Merger, dated as of July 2, 1998, by and between the Company and CCW Acquisition Corp.

    99.1 - Press Release of the Company, dated November 30, 1998.

                                       -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CENTENNIAL CELLULAR CORP.

                              By:    /s/ SCOTT N. SCHNEIDER
                                     -------------------------
                              Name:  SCOTT N. SCHNEIDER
                              Title: Chief Financial Officer,
                                     Senior Vice President and
                                     Treasurer
                                     (Principal Accounting Officer)

Date: December 7, 1998

                                       -3-

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                                  EXHIBIT INDEX


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
Exhibit No.                        Description
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
  2.1           Amendment, dated as of November 29, 1998, to the Agreement and
                Plan of Merger, dated as of July 2, 1998, by and between the
                Company and CCW Acquisition Corp.

 99.1           Press Release of the Company, dated November 30, 1998.
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